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                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports
(1) dated January 28, 2000 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which are available for investment by contract owners of The Endeavor Platinum Variable Annuity and
(2) dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 33-56908) and related Prospectus of The Endeavor Platinum Variable Annuity.


                                              /s/ Ernst & Young LLP


Des Moines, Iowa
September 29, 2000